                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 18, 1998


                     WPS Receivables Corporation on behalf
                of the WestPoint Stevens Receivable Master Trust
            (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
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             (Exact name of registrant as specified on its charter)



             Delaware                   33-76956                  58-2080658
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(State or other jurisdiction of        (Commission             (I.R.S. Employer
 incorporation or organization)          File No.)           Identification No.)


507 West 10th Street, West Point, Georgia                            31833
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 (Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:  (706) 645-4248
                                                    ----------------



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events.

                  The Registrant is filing the exhibit listed in Item 7 below.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit 99.2 Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series 1994-1 with respect to the June 18, 1998 Distribution Date.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.


                                        WESTPOINT STEVENS RECEIVABLES
                                           MASTER TRUST

                                        By: WPS RECEIVABLES CORPORATION,
                                                as Depositor



                                        By:   /s/ Craig J. Berlin
                                            ------------------------------
                                            Craig J. Berlin
                                            President


Date: June 25, 1998

                                  EXHIBIT LIST




Exhibit
-------
 99.2             Monthly Settlement Statement for the Floating Rate Trade
                  Receivables Participation Certificates, Series 1994-1 with respect to the June 18, 1998 Distribution Date.